                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

[X]    Filed by the Registrant

[ ]    Filed by Party other than the Registrant

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Under Rule 14a-12

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

                        EUROTELECOM COMMUNICATIONS, INC.

                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:  N/A.

2)     Aggregate number of securities to which transaction applies:  N/A.

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A.

4)     Proposed maximum aggregate value of transaction:  N/A.

5)     Total fee paid:  N/A.

[ ]    Fee paid previously with preliminary materials:  N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)     Amount previously paid:  $0.00

2)     Form, Schedule or Registration Statement No.:  N/A

3)     Filing Party:  N/A

4)     Date Filed:  N/A

                                  Farfield Park
                                Wath Upon Dearne
                                 South Yorkshire
                                 England S63 5BD

                               September 13, 2000

Dear Shareholder:

Shareholders of record as of August 30, 2000 are encouraged to vote on the enclosed proposal, which amends the Company's Certificate of Incorporation to grant a right to holders of the Company's Common Stock to convert such shares into an equal number of shares of the Company's Class A Common Stock.

The Board of Directors has approved this amendment, subject to shareholder approval. Management encourages a vote FOR this proposal.

I urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope.

To obtain shareholder approval to this proposal, the Company will hold a Special Meeting of shareholders of EuroTelecom Communications, Inc. on Wednesday October 11, 2000 at the Company's offices at Farfield Park, Wath Upon Dearne, South Yorkshire in the United Kingdom, at 10am local time. Please note that the only item on the agenda for this meeting will be this amendment. This will be a brief, business-only meeting, with no other matters to be discussed.

Other than matters directly relating to the proposed share conversion, the management of the Company will be making no presentations at the special meeting.

If you decide to attend this special meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                            Sincerely,

                                            /s/ Philip Derry
                                            ----------------
                                            President

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                      TO BE HELD WEDNESDAY 11 OCTOBER, 2000


                  NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of EuroTelecom Communications, Inc. (the "Company") will be held at Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD on Wednesday 11 October, 2000, at 10am local time to consider the following:

                  1. The approval of certain amendments to the Company's Certificate of Incorporation which shall provide a right to holders of the Company's Common Stock to convert such shares into an equal number of shares of the Company's Class A Common Stock.

                  2. To transact such other business as may properly come before the meeting.

                  The Board of Directors has fixed the close of business on August 30, 2000 as the record date for the Special Meeting. Only stockholders of record of the Company's Common Stock or Class A Common Stock at the close of business on such date will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Shares can be voted at the Special Meeting only if the holder is present or represented by proxy.

                  The accompanying form of proxy card is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the Special Meeting.

                  Stockholders are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting in person, please complete, date and sign the accompanying proxy and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                    By Order of the Board of Directors

                                    /S/ Graham Ford
                                    ---------------
                                    GRAHAM FORD
                                    SECRETARY


September 13, 2000

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PROMPTLY SIGNING, DATING AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. AN ADDRESSED ENVELOPE, FOR WHICH NO POSTAGE IS REQUIRED IF RETURNED FROM THE U.S. OR THE U.K., IS ENCLOSED FOR THAT PURPOSE. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

                        EUROTELECOM COMMUNICATIONS, INC.

                                  Farfield Park
                                Wath Upon Dearne
                                 South Yorkshire
                                     S63 5DB
                                     England

                             Tel: 011-44-1709-874600
                             Fax: 011-44-1709-874610



                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 11, 2000


The enclosed proxy card ("Proxy") is solicited by the Board of Directors (the "Board") of EuroTelecom Communications, Inc. (the "Company") in connection with a special meeting of stockholders of the Company to be held at Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5DB, on Wednesday October 11, 2000 at 10am local time, and at any and all adjournments thereof (the "Special Meeting") to seek stockholder approval to the adoption of certain amendments to the Company's Certificate of Incorporation. By completing and returning the enclosed Proxy you may vote as to the proposals described in this Proxy Statement. This Proxy Statement, the accompanying Notice of Special Meeting and Proxy are being mailed to stockholders on or about September 13, 2000.


                        RECORD DATE AND VOTING SECURITIES

Stockholders of record as of the close of business on August 30, 2000 (the "Record Date") are the only persons entitled to vote at the Special Meeting. As of the date hereof, there were issued and outstanding 17,946,222 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") and 12,075,118 shares of the Company's Class A Common Stock ("Class A Stock") (Common Stock and Class A Stock together, which have identical voting rights, are referred to in this Proxy Statement as "Shares"). The Shares, in aggregate 30,021,340, are the only securities outstanding of the Company entitled to vote at the Special Meeting.

Each Share outstanding entitles the holder thereof to one vote. The Delaware General Corporation Law requires the approval of stockholders who hold a majority of the outstanding Shares of the Company and who are entitled to vote to amend the Company's Certificate of Incorporation. The presence, in person or by Proxy, of the holders of a third of the outstanding Shares entitled to vote at the Special Meeting will constitute a quorum for the Special Meeting. Abstentions and broker non-votes (i.e. Shares represented at the Special Meeting by Proxies held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular voting matter) with respect to any proposal are counted as Shares represented and voted at the Special Meeting only for the purpose of determining the number of Shares required to approve the proposal.

Any stockholder giving a Proxy will have the right to revoke it at any time prior to its exercise by giving written notice of revocation to the Company's principal executive offices, Attention: Secretary, by filing a new written appointment of a proxy with an officer of the Company or by voting in person at the Special Meeting. Attendance at the Special Meeting will not automatically revoke the proxy. The mailing address of the Company's principal executive offices is Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD.

The Delaware General Corporation Law does not provide any dissenters' rights with respect to amendment of the Company's Certificate of Incorporation as set forth above. Therefore, no dissenter's rights of appraisal will be given in connection with these matters.

                         PROPOSAL TO AMEND THE COMPANY'S
            CERTIFICATE OF INCORPORATION TO GIVE COMMON STOCKHOLDERS
                 THE RIGHT TO CONVERT TO SHARES OF CLASS A STOCK

The Board of Directors of the Company has approved submission to the stockholders of a proposed amendment to the Company's Certificate of Incorporation (see exhibit to this Proxy Statement for details) which would give to all holders of Common Stock the right to convert such shares into a like number of shares of Class A Stock.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL. It is intended that shares represented by the enclosed Proxy will be voted in favor of such amendment to the Certificate of Incorporation unless otherwise specified in such Proxy (and except for abstentions and broker non-votes as described above). To give effect to this amendment, the affirmative vote of holders of a majority of the outstanding Shares entitled to vote is required at the Special Meeting. The Directors, who between them hold 3,020,460 shares of Common Stock and 1,139,000 shares of Class A Stock, representing in aggregate 13.86 percent of the Company's outstanding share capital, intend to vote for this proposal.

The significance of this amendment to the Certificate of Incorporation is as follows:


CURRENT RELATIONSHIP OF COMMON STOCK TO CLASS A STOCK

The Company is currently authorized to issue 50,000,000 shares of Common Stock, 50,000,000 shares of Class A Stock and 10,000,000 shares of Preferred Stock, each having a par value of $0.01 per share. There are currently outstanding 17,946,222 shares of Common Stock, 12,075,118 shares of Class A Stock and no shares of Preferred Stock. The Common Stock and the Class A Stock rank equally in all respects except that the Class A Stock is subject to certain important sale and transfer restrictions under the Company's Certificate of Incorporation. The restrictions under the Company's Certificate of Incorporation relating to the Class A Stock provide, among other matters, for permanent restrictions on their transfer or offer in the US or to US persons, as defined therein, except that such offer or transfer shall not be deemed to include the limited circumstances where, broadly, such offer or transfer (i) is made by the Company;
(ii) is in connection with a merger or consolidation of the Company; (iii) is due to a conversion of the Company's securities; or (iv) follows a tender or exchange offer made to all holders of Class A Stock. In the event that Class A Stock is offered or transferred in contravention of the above described transfer restrictions, the Company has the option to redeem such shares from the person who received such shares in the prohibited transaction. No rights have yet been created for the Preferred Stock.

Sales of Shares in the two classes of the Company's securities which are currently outstanding (namely the Common Stock and the Class A Stock) principally occur as follows:

Sales of the Company's Common Stock are currently reported in the US in the "Pink Sheets" operated by the National Quotation Bureau, LLC. Subject to the approval by the SEC of the Company's registration statement (Form 10-SB), the Common Stock will be eligible for quotation on the OTCBB, the over-the-counter-bulletin-board operated by the National Association of Securities Dealers, Inc. The Company has filed a Form 10-SB and amendments to it but the Company's Common Stock will not be eligible for quotation on the OTCBB until such time, if ever, as the SEC formally "accepts" the Company's Form 10-SB as being fully compliant with all relevant securities laws and rules. As at the date of this Proxy Statement, such approval has not yet been obtained. The Company intends to proceed with its submission and endeavor to make such additional amendments to its Form 10-SB as may be required to obtain such SEC approval. The OTCBB quotation (if and when obtained) is intended to facilitate bargains made in the Company's Common Stock only. Only that class of the Company's securities is registered with the SEC.

The Company's Class A Stock and Common Stock are both listed and traded on the Alternative Investment Market, a regulated investment exchange governed by the London Stock Exchange in the United Kingdom. Trading in the Class A Stock and Common Stock on that stock exchange commenced on April 5, 2000. The background to and the reasons for the Company's seeking a listing for the Class A Stock in the United Kingdom were set out in the Company's Definitive Information Statement (Form 14C) dated February 7, 2000. The principal reason for such listing was to provide the option to the Company of offering additional shares of its capital stock in the United Kingdom to facilitate the raising of further capital or as consideration for acquisitions. The offering by the Company of Class A Stock in the United Kingdom was made in reliance on Regulation S of the Securities Act 1933 which, broadly, covers offshore offerings to non-US persons, as defined in such Regulation. Such shares are not registered under the Securities Act. The Regulation S restrictions on such shares, which prevent them from being sold to any US person or sold in any transaction that does not constitute an offshore transaction (i.e. outside the US), have been in substantial part incorporated as permanent restrictions in the Company's Certificate of Incorporation, pursuant to the Certificate of Designations describing the terms of the Class A Stock. This was done to facilitate trading of the Class A Stock on the Alternative Investment Market by having one over-riding set of restrictions on the Class A Stock, which would be applicable to the initial and any subsequent offerings of Class A Stock in the United Kingdom made in reliance on Regulation S. The Class A Stock is therefore restricted from ever being sold in the US or to a US person, except under the limited circumstances described above.


PRINCIPAL REASONS FOR, AND POSSIBLE EFFECTS OF, AMENDING THE CERTIFICATE OF INCORPORATION TO PROVIDE THE RIGHT TO HOLDERS OF COMMON STOCK TO CONVERT SUCH SHARES TO CLASS A STOCK

The proposed amendment to the Company's Certificate of Incorporation will allow, but not require, holders of Common Stock to convert such shares, at their option, into an equivalent number of shares of Class A Stock. Assuming the proposal is adopted, the right of holders of Common Stock to convert will apply at any time during the period between the date of the Special Meeting described herein, being October 11, 2000, and ending on December 11, 2000, and thereafter specifically on the following dates only: March 1, June 1, September 1 and December 1 in the calendar years 2001 and 2002. The right to convert will end on December 1, 2002. By placing this right to convert into the Company's Certificate of Incorporation, holders of Common Stock will be given the ability, through conversion, to access a different market, the Alternative Investment Market ("AIM") in London, where they will have the right, subject to compliance with applicable United States securities laws and the Company's Certificate of Incorporation, to sell their shares once converted into Class A Stock. Although the Common Stock also is currently listed on AIM, very few shares are traded there, and such listing does not now provide the same liquidity as is afforded shares of Class A Stock. While the Company will endeavor to continue to list the Class A Stock on the AIM for the foreseeable future, there can be no assurance that such listing will continue and the Company is not obligating itself to continue such listing. It is possible that, if a substantial number of shares of Common Stock is converted into shares of Class A Stock, there could be an adverse effect on the liquidity of the remaining Common Stock held in the U.S.

PRINCIPAL DIFFERENCES BETWEEN CURRENT CERTIFICATE OF INCORPORATION AND PROPOSED CERTIFICATE OF INCORPORATION

The specific amendments proposed to be made to the Company's Certificate of Incorporation to provide the right to holders of Common Stock to convert their shares of Common Stock into a like number of shares of Class A Stock are set out in the Exhibit 1 to this Proxy Statement. Each share of outstanding Common Stock shall be convertible, at the option of the holder thereof, into an equal number of shares of Class A Stock.


UNITED STATES TAX CONSEQUENCES

No United States federal tax liability shall arise simply upon a conversion of Common Stock to Class A Stock as long as the registered holder remains the same entity after conversion and such entity continues to hold the Class A Stock. Holders of Common Stock intending to convert such shares into Class A Stock are advised to consult with their tax advisors regarding the consequences of acquiring, holding or disposing of Class A Stock in light of current tax laws, their particular investment circumstances, and the application of state, local and foreign tax laws.


UNITED KINGDOM TAX CONSEQUENCES

The following applies to persons who are resident or ordinarily resident in the UK for tax purposes and who hold Common Stock or Class A Stock as an investment. The conversion of Common Stock into Class A Stock will not be treated as involving any disposal of the Common Stock or any acquisition of Class A Stock but the Class A Stock will be treated as the same asset as the Common Stock, acquired at the same time and for the same consideration as the Common Stock. Any chargeable gain or allowable loss which would otherwise have arisen on a disposal of the Common Stock will be "rolled over" into the Class A Stock.


MECHANICS OF A CONVERSION OF COMMON STOCK TO CLASS A STOCK

Any holder of Common Stock must first surrender the certificate(s), duly endorsed, at the office of the Company or the transfer agent for the Common Stock, and shall give written notice to the Company of such holder's election to convert. The address of the Company for such purpose is Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5BD. The Company's transfer agent is: Olde Monmouth Stock Transfer Co., Inc., 77 Memorial Highlands NJ 07716 ("the Transfer Agent"). The notice to the Company shall state therein the name or names in which the certificate(s) for shares of Class A Stock are to be issued whereupon the Company shall deliver, or arrange for the delivery of, such certificate(s) for shares of Class A Stock as such person(s) are entitled. Such notice must be received by the Company no later than the latest date for conversion, being

December 1, 2002, whereupon the right to convert shall terminate. The conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Common Stock to be converted and the person(s) entitled to receive shares of Class A Stock in exchange shall be treated as the holder of such shares as of such date. The Company shall make application to the London Stock Exchange to admit the Class A Stock arising on a conversion of Common Stock to trading on the Alternative Investment Market of the London Stock Exchange. However, as mentioned above, such shares so converted may only be sold in compliance with the restrictions contained in the Company's Certificate of Incorporation and in compliance with applicable securities laws. Such shares may not be sold back into the US or to a US person, except under the limited circumstances described above.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Management

The total number of Shares of Common Stock and Class A Stock of the Company beneficially owned by each of the officers and directors, and all of such directors and executive officers as a group, and their percentage ownership of such Shares as of September 12, 2000, being the latest practical date prior to the posting of this document, are as follows:


                                                                     CLASS A STOCK
  NAME AND ADDRESS(1) OF        COMMON STOCK       PER CENT OF       BENEFICIALLY       PERCENT OF        PERCENT OF TOTAL
   BENEFICIAL OWNER(2)       BENEFICIALLY OWNED    COMMON STOCK          OWNED         CLASS A STOCK       ISSUED SHARES

Christopher Akers                      500,000         2.8              350,000             2.9                 2.83

John Spackman                           85,000         0.5                Nil               Nil                 0.28

Philip Derry(3)                      1,696,760         9.5               35,000             0.3                 5.77

David Walton(4)                        112,700         0.6                Nil               Nil                 0.38

David Linell                           400,000         2.2                Nil               Nil                 1.33

Graham Ford                             50,000         0.3                Nil               Nil                 0.17

Andrew Krawchuk                        176,000         1.0                Nil               Nil                 0.59

Amanda Staveley                            Nil         Nil              754,000             6.2                 2.51

All directors and
executive officers as a
group (8 persons)                    3,020,460        16.8            1,139,000             9.4                13.86


Notes:

(1) The business mailing address for all management is c/o EuroTelecom Communications, Inc., Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5DB.

(2) Except as otherwise noted, it is believed by the Company that all persons have full voting and investment power with respect to the Shares indicated. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within sixty (60) days, such as options or warrants to purchase the Common Stock or Class A Stock of the Company.

(3)    25,000 Shares are held in the name of Mr. Derry's wife.

(4)    2,700 Shares are held by a broker, on behalf of Mr. Walton's wife.

Principal stockholders

The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock and Class A Stock by each shareholder who beneficially owns more than five percent (5%) of such Shares in aggregate, the number of Shares beneficially owned by each and their percentage ownership of such Shares as of September 12, 2000, being the latest practical date prior to mailing of this form. It is believed by the Company that all persons listed have sole voting and investment power with respect to their Shares, except as otherwise indicated.


                                                                           CLASS A STOCK
NAME AND ADDRESS OF BENEFICIAL       COMMON STOCK         PER CENT OF      BENEFICIALLY       PERCENT OF        PERCENT OF
           OWNER(1)               BENEFICIALLY OWNED      COMMON STOCK         OWNED        CLASS A STOCK      TOTAL ISSUED

Philip Shaun Derry                     1,696,760              9.5             35,000             0.3               5.8
c/o EuroTelecom
Communications, Inc.
Farfield Park
Wath Upon Dearne
South Yorkshire
England
Benchlevel Properties Ltd              1,100,000              6.1               Nil              Nil               3.7
19 Warwick Gardens
London, England
Scribe Investments SA                  2,475,000              13.8              Nil              Nil               8.2
2 Sergeants Inn
London, England
Westbury Investments SA                2,475,000              13.8              Nil              Nil               8.2
2 Serjeants Inn
London, England


Notes:

(1)    See note (2) in table above.

                              COST OF SOLICITATION

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, the Notice of Special Meeting and other materials, and the cost of soliciting Proxies with respect to the Special Meeting, will be borne by the Company. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement in respect of and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. To be included in the proxy statement for the Company's Annual Meeting of Stockholders, stockholder proposals must be received by the Company at its principal executive offices no later than a reasonable period prior to the date of the next Annual Meeting (the date of which has not yet been fixed) and must otherwise comply with the requirements of Rule 14a-8 under the Securities Act of 1934. All such notices of proposals by stockholders should be sent for the attention of the Secretary of the Company at Farfield Park, Wath Upon Dearne, South Yorkshire, England S63 5DB

                                  OTHER MATTERS

The Company knows of no matters other than the matters described above which will be presented at the Special Meeting. However, if other matters are properly brought before the Special Meeting, the persons voting the proxies will vote them as they deem in the best interests of the Company.

BY ORDER OF THE BOARD OF DIRECTORS



By: /s/ Graham Ford
Secretary

September 13, 2000

                                  EXHIBIT INDEX

EXHIBIT NUMBER    EXHIBIT
--------------    -------

       1.         Proposed Amendments to Certificate of Incorporation

                                    EXHIBIT 1

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        EUROTELECOM COMMUNICATIONS, INC.

                            Under Section 242 of the
                General Corporation Law of the State of Delaware


       EuroTelecom Communications, Inc (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Laws of the State of Delaware, DOES HEREBY CERTIFY:

       That the Board of Directors of the Corporation, by resolution unanimously adopted by all of the members of the Board of Directors, adopted the following resolutions proposing and declaring advisable the following amendments to the Certificate of Incorporation of the Corporation:

That Article 4 of the Certificate of Incorporation is hereby amended to include a new paragraph (e) as follows:

         "(e) The holders of Common Stock shall have conversion rights as follows (the "Conversion Rights"):

                  (i) VOLUNTARY CONVERSION. Each share of outstanding Common Stock shall be convertible, at the option of the holder thereof, into an equal number of fully paid and non-assessable shares of Class A Common Stock of the Corporation. The right to convert will apply at any time during the period October 11, 2000 to December 11, 2000, and thereafter specifically on the following dates only: March 1, June1, September 1 and December 1 in the calendar years 2001 and 2002. The right to convert will end on December 1, 2002 ("the Final Conversion Date"). For purposes of this Paragraph (e)(i), such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Common Stock to be converted, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date.

                  (ii) MECHANICS OF CONVERSION. Before any holder of Common Stock shall be entitled to convert the same into shares of Class A Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Common Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Class A

Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver, to such holder of Common Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class A Common Stock to be converted, and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date.

                  (iii) RESERVATION OF SHARES. The Corporation shall at all times prior to and including the Final Conversion Date reserve and keep available, out of its authorized but unissued shares of Class A Common Stock or out of shares of Class A Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of the Common Stock, the full number of shares of Class A Common Stock deliverable upon the conversion of all shares of the Common Stock from time to time outstanding.

                  (iv) TAXES, ETC. The Corporation will pay any taxes that may be payable in respect of any issue or delivery of shares of Class A Common Stock on conversion of shares of the Common Stock. However, the Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Class A Common Stock upon conversion in a name other than that in which the shares of the Common Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid.

                  (v) ASSURANCES. The Corporation will not, by amendment of its Certificate of Incorporation, as amended, or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph (e) and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Common Stock against impairment.

                  (vi) REISSUANCE. No shares of Common Stock which have been converted to Class A Common Stock shall be reissued by the Corporation; provided, however, that any such share, upon being converted and canceled, shall be restored to the status of an authorized but unissued share of Common Stock and may thereafter be issued as a share of Common Stock."

       That the aforesaid amendments to the Certificate of Incorporation are to be presented to shareholders of the Corporation for their approval at a special meeting of the Company in accordance with Section 242 of the General Corporation Law of the State of Delaware.

       IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Philip Derry, its President, and attested by Graham Ford, its Secretary, this day of October 11, 2000.

                                           EuroTelecom Communications, Inc.

                                           By: /s/ Philip Derry
                                           --------------------
                                           Philip Derry, President

ATTEST:

By: /s/ Graham Ford
Graham Ford
Secretary

                                     [FRONT]
                                      PROXY

                        EUROTELECOM COMMUNICATIONS, INC.
            FARFIELD PARK, WATH UPON DEARNE, SOUTH YORKSHIRE S63 5DB
                                     ENGLAND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               SPECIAL MEETING OF STOCKHOLDERS - OCTOBER 11, 2000

         THE UNDERSIGNED HEREBY APPOINTS GRAHAM FORD AND DAVID LINELL, OR EITHER OF THEM, AS PROXY OR PROXIES OF THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION TO ATTEND AND TO REPRESENT THE UNDERSIGNED AT THE SPECIAL MEETING OF STOCKHOLDERS OF EUROTELECOM COMMUNICATIONS, INC. (THE "COMPANY") TO BE HELD ON OCTOBER 11, 2000, AND AT ANY ADJOURNMENTS THEREOF, AND TO VOTE THEREAT THE NUMBER OF SHARES OF STOCK OF THE COMPANY THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT, IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THIS PROXY CARD. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED.

         AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO GIVE RIGHT OF CONVERSION TO HOLDERS OF COMMON STOCK TO CONVERT TO SHARES OF CLASS A COMMON STOCK

         [ ] FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO GIVE A RIGHT OF CONVERSION TO HOLDERS OF COMMON STOCK.

         [ ] AGAINST THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO GIVE A RIGHT OF CONVERSION TO HOLDERS OF COMMON STOCK.

         [  ] ABSTAIN

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSAL.

                                    [REVERSE]

DATED: ___________________________________________________,   2000

NAME: ___________________________________________________________

SIGNED: __________________________________________________________
PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. FOR JOINT ACCOUNTS, EACH JOINT OWNER MUST SIGN. PLEASE GIVE FULL TITLE IF SIGNING IN A REPRESENTATIVE CAPACITY.

[  ]  PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE